UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.__)

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Starboard Investment Trust
_______________________________________________________

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STARBOARD INVESTMENT TRUST
116 South Franklin Street, PO Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

_______________________________________________________

NOTICE OF ELECTION OF TRUSTEES
_______________________________________________________

September 3, 2010

Dear Shareholder:

As a shareholder of record on July 9, 2010 of shares of beneficial interest of the Caritas All-Cap Growth Fund, FMX Growth Allocation Fund, FMX Total Return Fund, and/or Presidio Multi-Strategy Fund, each a series of the Starboard Investment Trust, you are receiving this Information Statement regarding the election of the Board of Trustees by written consent of the majority of shareholders.

Pursuant to authority contained in the Trust’s Declaration of Trust, a majority of each Fund’s outstanding shares of beneficial interest has approved and consented in writing to the election of the Board of Trustees.  The Declaration of Trust provides that action may be taken by a majority of shareholders by written consent in lieu of taking a vote at a shareholder meeting.  The majority shareholders of each Fund have elected five Trustees, each to hold office for an indefinite term, and until his successor is duly elected and qualified.

This statement is being furnished to you for information only.  No action is required of you.

Sincerely,

Jack E. Brinson
Chairman

We Are Not Asking You for a Proxy and You Are Requested Not To Send Us a Proxy

STARBOARD INVESTMENT TRUST
116 South Franklin Street, PO Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

_______________________________________________________

INFORMATION STATEMENT
_______________________________________________________

September 3, 2010

This Information Statement is being furnished by the Starboard Investment Trust (the “Trust”) on or about the date noted above to the holders of record on July 9, 2010 (the “Record Date”) of shares of beneficial interest of the Caritas All-Cap Growth Fund, FMX Growth Allocation Fund, FMX Total Return Fund, and Presidio Multi-Strategy Fund (each a “Fund” or collectively the “Funds”), each a series of the Trust.  Pursuant to authority contained in the Trust’s Declaration of Trust, a majority of each Fund’s outstanding shares of beneficial interest has approved and consented in writing to the election of the Board of Trustees (the “Board”).  The Declaration of Trust provides that action may be taken by a majority of shareholders by written consent in lieu of taking a vote at a shareholder meeting.

We Are Not Asking You for a Proxy and You Are Requested Not To Send Us a Proxy

The majority shareholders of each Fund have elected Michael G. Mosley and Theo H. Pitt, Jr. and re-elected Jack E. Brinson, James H. Speed, Jr., and J. Buckley Strandberg to the Board.  Each of the Trustees has agreed to serve an indefinite term and to serve until his successor is duly elected and qualified.

Mr. Brinson, Mr. Speed, and Mr. Strandberg previously were elected Trustees by the initial shareholder of each Fund and together constituted the complete Board.  On July 6, 2010, they determined that it would be in the best interest of the Funds and their shareholders to increase the number of Trustees and approved the nominations of Mr. Mosley and Mr. Pitt to serve as Trustees.  This decision means that the number of Trustees has been increased from three to five, with Mr. Mosley, Mr. Brinson, Mr. Speed, and Mr. Strandberg serving as Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (“Independent Trustees”) and Mr. Pitt serving as a Trustee that may be considered an “interested person” of the Trust (“Interested Trustee”).  While the Board can appoint new Trustees without shareholder approval under certain circumstances, at least two-thirds of the Board must be elected by shareholders.  Since the addition of two Trustees means that the number of Trustees elected by shareholders would represent less than two-thirds of the Board, shareholder approval was required to elect the new Trustees.  The Board determined that it would also be appropriate to seek shareholder approval of the re-election of Mr. Brinson, Mr. Speed, and Mr. Strandberg in addition to the election of Mr. Mosley and Mr. Pitt.

On August 25, 2010, a majority of each Fund’s shareholders as of the Record Date approved and consented in writing to the election of the five Trustees to the Board.  On the Record Date, 483,890.420 shares of the Caritas All-Cap Growth Fund, 53,620.817 shares of the FMX Growth Allocation Fund, 19,728.439 shares of the FMX Total Return Fund, and 2,557.542 shares of the Presidio Multi-Strategy Fund were issued and outstanding.  With respect to the Caritas All-Cap Growth Fund, First National Bank and Palba & Company, representing 396,838.335 shares of beneficial interest or 82.01% of outstanding shares as of the Record Date, approved and consented in writing to the election of the five Trustees to the Board.  With respect to the FMX Growth Allocation Fund, Dale J. Murphey and Celia N. Murphey, representing 38,547.595 shares of beneficial interest or 71.89% of outstanding shares as of the Record Date, approved and consented in writing to the election of the five Trustees to the Board.  With respect to the FMX Total Return Fund, Dale J. Murphey, representing 12,030.090 shares of beneficial interest or 60.98% of outstanding shares as of the Record Date, approved and consented in writing to the election of the five Trustees to the Board.  With respect to the Presidio Multi-Strategy Fund, Robert P. Mulrey and Lynda E. Mulrey, representing 1,728.358 shares of beneficial interest or 67.58% of outstanding shares as of the Record Date, approved and consented in writing to the election of the five Trustees to the Board.

The approval and consent in writing by the majority shareholders of each Fund was sufficient under the Trust’s Declaration of Trust to elect the Board.  Accordingly, the election of the Board will not be submitted to the other shareholders of record as of the Record Date of the Funds for their approval.  The election of the Board will be effective on September 25, 2010.

The investment advisor for the Caritas All-Cap Growth Fund is Caritas Capital, LLC (“Caritas Advisor”) with an address at 5950 Fairview Road, Suite 610, Charlotte, North Carolina 28210.  The investment advisor for the FMX Growth Allocation Fund and the FMX Total Return Fund is FolioMetrix, LLC (“FMX Advisor”) with an address at 9940 SW Arborcrest Way, Portland, Oregon 97225.  The investment advisor for the Presidio Multi-Strategy Fund is Presidio Capital Investments, LLC (“Presidio Advisor”) with an address at 1777 Borel Place, Suite 415, San Mateo, California 94402.  The Funds’ principal underwriter is Capital Investment Group, Inc. with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804.  The Funds’ administrator is The Nottingham Company with an address at 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27804.  .

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following tables sets forth certain information regarding the ownership of each Fund’s shares as of the Record Date by (i) each person or entity known to the Fund who beneficially owns five percent or more of a Fund’s outstanding shares; (ii) each Trustee of the Trust; (iii) the principal executive officer and principal financial officer of the Fund; and (iv) all Trustees and executive officers of the Fund as a group.  Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name.

Caritas All-Cap Growth Fund
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
5% Shareholders
NFS, LLC FEBO First National Bank Post Office Box 168 Shelby, NC 28151	215,339.926 shares	44.50%
Palba & Company The Palmetto Bank Trust Post Office Box 49 Laurens, SC 29360	181,498.409 Shares	37.51%
Independent Trustees
Jack E. Brinson	None	0.00%
Michael G. Mosley	None	0.00%
James H. Speed, Jr.	None	0.00%
J. Buckley Strandberg	None	0.00%
Other Trustees
Theo H. Pitt, Jr.	None	0.00%
Other Officers
Robert G. Fontana	407.433 Shares	0.08%
T. Lee Hale, Jr.	None	0.00%
A. Vason Hamrick	None	0.00%
Trust Management
All directors and executive officers as a group (8 persons)	407.433 Shares	0.08%

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FMX Growth Allocation Fund
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
5% Shareholders
Union Bank, NA Dale J. Murphey IRA 9940 SW Arborcrest Way Portland, OR 97225	24,844.266 Shares	46.33%
Union Bank, NA Celia N. Murphey IRA 9940 SW Arborcrest Way Portland, OR 97225	13,703.329 Shares	25.56%
Pershing Nadine Y. Lortz Post Office Box 2052 Jersey City, NJ 07303-9998	7,162.162 Shares	13.36%
Union Bank, NA Daniel J. Boverman IRA 11285 SW Walker Road Portland, OR 97225	5,113.218 Shares	9.34%
Independent Trustees
Jack E. Brinson	None	0.00%
Michael G. Mosley	None	0.00%
James H. Speed, Jr.	None	0.00%
J. Buckley Strandberg	None	0.00%
Other Trustees
Theo H. Pitt, Jr.	None	0.00%
Other Officers
Julie M. Koethe	None	0.00%
T. Lee Hale, Jr.	None	0.00%
A. Vason Hamrick	None	0.00%
Trust Management
All directors and executive officers as a group (9 persons)	38,547.595 Shares	71.89%
FMX Total Return Fund
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
5% Shareholders
Union Bank, NA Dale J. Murphey IRA 9940 SW Arborcrest Way Portland, OR 97225	12,030.090 Shares	60.98%

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FMX Total Return Fund (continued)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
5% Shareholders
Pershing Nadine Y. Lortz Post Office Box 2052 Jersey City, NJ 07303-9998	6,031.589 Shares	30.57%
Independent Trustees
Jack E. Brinson	None	0.00%
Michael G. Mosley	None	0.00%
James H. Speed, Jr.	None	0.00%
J. Buckley Strandberg	None	0.00%
Other Trustees
Theo H. Pitt, Jr.	None	0.00%
Other Officers
Julie M. Koethe	None	0.00%
T. Lee Hale, Jr.	None	0.00%
A. Vason Hamrick	None	0.00%
Trust Management
All directors and executive officers as a group (9 persons)	12,030.090 Shares	60.98%
Presidio Multi-Strategy Fund
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
5% Shareholders
Union Bank, NA Robert P. Mulrey IRA 2128 Vera Avenue Redwood City, CA 94061	1,127.732 Shares	44.09%
Union Bank, NA Lynda E. Mulrey IRA 2128 Vera Avenue Redwood City, CA 94061	600.626 Shares	23.48%
Presidio Capital Investments, LLC 1777 Borel Place Suite 415 San Mateo, CA 94402	500.000 Shares	19.55%
Union Bank, NA Lois E. Fragomeni ROTH IRA 1109 Mills Avenue Burlingame, CA 94011-0332	329.184 Shares	12.87%

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Presidio Multi-Strategy Fund (continued)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Independent Trustees
Jack E. Brinson	None	0.00%
Michael G. Mosley	None	0.00%
James H. Speed, Jr.	None	0.00%
J. Buckley Strandberg	None	0.00%
Other Trustees
Theo H. Pitt, Jr.	None	0.00%
Other Officers
Matthew R. Lee	None	0.00%
C. Thanh Nguyen	None	0.00%
T. Lee Hale, Jr.	None	0.00%
A. Vason Hamrick	None	0.00%
Trust Management
All directors and executive officers as a group (9 persons)	500.000 Shares	19.55%

INFORMATION ABOUT THE BOARD OF TRUSTEES

The Board supervises the operations of the Trust according to applicable state and federal law, and is responsible for the overall management of the Trust's business affairs.  The Trustees appoint the officers of the Trust who carry out the day-to-day operations of the Funds.  The following is a list of the current Trustees and executive officers of the Trust.  Each Interested Trustee is set forth separately.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Within Past 5 Years
Independent Trustees
Jack E. Brinson (78)	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	9
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its two series, New Providence Investment Trust, Nottingham Investment Trust II for its four series, and Tilson Investment Trust for its two series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

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Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Within Past 5 Years
Michael G. Mosley (50)	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	9	None
James H. Speed, Jr. (57)	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	9
Independent Trustee of Hillman Capital Management Investment Trust for its two series, New Providence Investment Trust, Nottingham Investment Trust II for its four series, and Tilson Investment Trust for its two series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp.

J. Buckley Strandberg (50)	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management).	9	Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 1991 to 2006 (registered investment company).
Interested Trustee
Theo H. Pitt, Jr. (74)	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997; Partner, Pikar Properties (real estate) since 2001; previously, Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 to 2008.	9
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

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Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Within Past 5 Years
Other Officers
Robert G. Fontana (40) 5950 Fairview Road Suite 610 Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (Caritas Advisor) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management).
				n/a	n/a
D. Jerry Murphey (52) 9940 SW Arborcrest Way Portland, OR 97225	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (FMX Advisor) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management).
				n/a	n/a
Julie M. Koethe (30) 9940 SW Arborcrest Way Portland, OR 97225	Treasurer (FMX Funds)	Since 4/10
Vice President of Accounting and Administration for FolioMetrix, LLC since 2010; previously, Insurance Accounting Supervisor for Applied Underwriting (workers compensation and payroll service provider) from 2003-2010.
				n/a	n/a
Matthew R. Lee (28) 1777 Borel Place Suite 415 San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
CEO of Presidio Capital Investments, LLC (Presidio Advisor)  since 2006; previously, Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004 to 2006; Associate at Bank of America Investments, Inc. from 2003 to 2004.
				n/a	n/a
C. Thanh Nguyen (31) 1777 Borel Place Suite 415 San Mateo, CA 94402	Treasurer (Presidio Multi-Strategy Fund)	Since 2/10	CIO of Presidio Capital Investments, LLC since 2006; previously, Manager of institutional and high net worth clients for Goldman Sachs & Co. from 1999 to 2006.	n/a	n/a
Jordan E. Song (25) 1600 Golf Road Suite 1200 Rolling Meadows, IL 60008	President and Treasurer (WynnCorr Value Fund)	Since 2/10
CIO of WynnCorr Capital Management, LLC since 2009; previously, managed investments for separate accounts using a similar strategy as the Fund from 2005 to 2009; student at Purdue University from 2004 to 2007.
				n/a	n/a

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Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Within Past 5 Years
Joseph M. Wambia (56) 14404 Autumn Crest Road Boyds, MD 20841	President and Treasurer (Global-Africa Mutual Funds)	Since 2/10
Managing Member of Wambia Capital Management, LLC since 2006; previously, Audit Manager (Capital Markets) for Fannie Mae from 2005 to 2006; Senior Auditor (Operations/Portfolio) for World Bank from 2002 to 2005; Senior Treasury Financial Analyst/Officer for World Bank from 2001 to 2002; Manager (Portfolio) for World Bank from 2000 to 2000; Senior Financial Analyst & Asia Region Portfolio Manager for World Bank from 1992 to 1999; Senior Policy & Strategy Officer for World Bank from 1990 to 1992; Senior Economist & Africa Region Portfolio Manager for World Bank from 1986 to 1990; HR Manager for World Bank from 1984 to 1986; Economist & East Africa Country Sector Leader for World Bank from 1980 to 1984.
				n/a	n/a
T. Lee Hale, Jr. (32)	CCO and Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manger for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick (33)	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Mr. Pitt may be considered an “interested person” of the Trust as defined by the Investment Company Act of 1940.  The Act limits the percentage of interested persons that can comprise a fund’s Board of Trustees.  Mr. Pitt may be considered an interested person of the Trust because he is a consultant to The Nottingham Company, the administrator of the Funds.

BOARD STRUCTURE

The Board includes four Independent Trustees and one Interested Trustee.  Mr. Brinson, one of the Independent Trustees, is Chairman of the Board.  The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current and historical small size and the fact that this size permits Trust management to communicate with each Independent Trustee as and when needed, and permits each Independent Trustee to be involved in each committee of the Board as well as each Board function.  The Board may consider electing additional Independent Trustees in the future, particularly if the Trust’s size or complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Presidents of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or

Pg.8

communicate directly with the Trust’s officers to address matters arising between regular meetings.  The Board has established a committee structure that includes an Audit Committee, Nominating Committee, and a Proxy Voting Committee (discussed in more detail below).  Each committee is comprised entirely of Independent Trustees.

QUALIFICATION OF TRUSTEES

The Board has considered each Trustee's experience, qualifications, attributes, and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes, and skills that enable the Trustee to be an effective member of the Board.

Mr. Brinson has experience as an investor, including his role as Trustee of several other investment companies and business experience as President of a company in the business of private investing.  Mr. Speed also has experience as an investor as Trustee of several other investment companies and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.  Mr. Strandberg has business experience as President of an insurance and property management company.  Mr. Mosley has had business experience as an owner of a real estate company.  Mr. Pitt has experience as an investor, including his role as Trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a Partner of a real estate partnership and as an Account Administrator for a money management firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board met five times during the fiscal year ended May 31, 2010.  Mr. Brinson and Mr. Strandberg attended all of the Board meetings and Mr. Speed attended four of the Board meetings.  Mr. Pitt and Mr. Mosley were not yet Board members when the five meetings were held, so they did not attend any meetings of the Board during the fiscal year ended May 31, 2010.

BOARD COMMITTEES

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee also serves as the Trust's qualified legal compliance committee.  The Audit Committee meets periodically as necessary and met two times during the fiscal year ended May 31, 2010.

Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the fiscal year ended May 31, 2010.

Proxy Voting Committee.  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how a Fund should vote, if called upon by the Board or the Fund’s investment advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if a Fund should participate

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in a class action settlement, if called upon by the Fund’s investment advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended May 31, 2010..

OWNERSHIP IN FUND'S AFFILIATES

None of the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Caritas Advisor, FMX Advisor, Presidio Advisor, the Trust's underwriters, or any affiliate of the Caritas Advisor, FMX Advisor, Presidio Advisor, or the Trust’s underwriters.

OWNERSHIP OF FUND’S SHARES

The table below shows each Trustee’s beneficial ownership of shares of the Funds.  Information is provided as of August 15, 2010 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Trustee	Fund	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Funds
Independent Trustees
Jack E. Brinson	Caritas All-Cap Growth Fund	A
	FMX Growth Allocation Fund	A
	FMX Total Return Fund	A
	Presidio Multi-Strategy Fund	A
A
Michael G. Mosley	Caritas All-Cap Growth Fund	A
	FMX Growth Allocation Fund	A
	FMX Total Return Fund	A
	Presidio Multi-Strategy Fund	A
A
James H. Speed, Jr.	Caritas All-Cap Growth Fund	A
	FMX Growth Allocation Fund	A
	FMX Total Return Fund	A
	Presidio Multi-Strategy Fund	A
A
J. Buckley Strandberg	Caritas All-Cap Growth Fund	A
	FMX Growth Allocation Fund	A
	FMX Total Return Fund	A
	Presidio Multi-Strategy Fund	A
A
Interested Trustees
Theo H. Pitt, Jr.	Caritas All-Cap Growth Fund	A
	FMX Growth Allocation Fund	A
	FMX Total Return Fund	A
	Presidio Multi-Strategy Fund	A
A

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TRUSTEE COMPENSATION

Interested Trustees and officers of the Trust will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  The following table reflects the amount of compensation received by each Trustee for the fiscal year ended May 31, 2010.

Trustee	Aggregate Compensation From each Fund*		Pension or Retirement Benefit Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex
Independent Trustees
Jack E. Brinson	Caritas All-Cap Growth Fund	$500	None	None	$2,500
	FMX Growth Allocation Fund	$1,000
	FMX Total Return Fund	$1,000
	Presidio Multi-Strategy Fund	None
Michael G. Mosley**	Caritas All-Cap Growth Fund	None	None	None	None
	FMX Growth Allocation Fund	None
	FMX Total Return Fund	None
	Presidio Multi-Strategy Fund	None
James H. Speed, Jr.	Caritas All-Cap Growth Fund	$500	None	None	$2,500
	FMX Growth Allocation Fund	$1,000
	FMX Total Return Fund	$1,000
	Presidio Multi-Strategy Fund	None
J. Buckley Strandberg	Caritas All-Cap Growth Fund	$500	None	None	$2,500
	FMX Growth Allocation Fund	$1,000
	FMX Total Return Fund	$1,000
	Presidio Multi-Strategy Fund	None
Interested Trustees
Theo H. Pitt, Jr.**	Caritas All-Cap Growth Fund	None	None	None	None
	FMX Growth Allocation Fund	None
	FMX Total Return Fund	None
	Presidio Multi-Strategy Fund	None

*The FMX Funds commenced operations on October 2, 2009; the Caritas All-Cap Growth Fund commenced operations on December 31, 2009; and the Presidio Multi-Strategy Fund commenced operations on June 14, 2010.
**Mr. Mosley and Mr. Pitt were not yet Trustees during the fiscal year ended May 31, 2010.

OTHER BOARD MATTERS

Code of Ethics.  The Trust, the Caritas Advisor, the FMX Advisor, and the Presidio Advisor have each adopted a code of ethics, as required under Rule 17j-1 of the Investment Company Act of 1940, that permit their respective personnel to invest in securities that may be purchased or held by the Funds.

Annual Meeting of the Shareholders.  The Trust does not hold annual meetings of the shareholders.

SUBMISSION OF SHAREHOLDER PROPOSALS

As a Delaware trust, the Trust does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at 116 S. Franklin Street, Rocky Mount, North Carolina 27804.  Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Trust's next annual meeting (or

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special meeting in lieu thereof) must be submitted within a reasonable time before the Trust begins to print and mail its proxy materials.  Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 will be considered untimely if not received within a reasonable time before the Trust mails its proxy materials for the current year.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders who wish to communicate with the Board or an individual Trustee should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Trustees, executive officers, and persons who beneficially own more than ten percent of each Fund’s shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission and the Fund.  To the Trust's knowledge, based solely upon review of the copies of such reports furnished to the Trust, all Section 16(a) filing requirements applicable to the Trustees, officers, and persons who beneficially own more than ten percent of a Fund were complied with during the fiscal year ended May 31, 2010.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, including a majority of the Independent Trustees, approved the selection of BrookWeiner L.L.C. (“BrookWeiner”) to act as independent public accountants to the Trust for the fiscal year ending May 31, 2010; BrookWeiner has served in that capacity since July 2009.

During the fiscal year ended May 31, 2010, the Trust did not consult with BrookWeiner regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Trust’s consolidated financial statements, and neither a written report nor oral advice was provided to the Trust that BrookWeiner concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.  The Audit Committee's policies provide for pre-approval of all audit, audit-related, and tax services and, in addition, individual engagements must be separately approved.

Audit Fees. There have been no audit fees billed for the fiscal period ended May 31, 2010 by BrookWeiner for the annual audit of the financial statements for the fiscal period ended May 31, 2010 and services normally provided in connection with the registrant’s statutory and regulatory filings.

Audit-Related Fees.  There have been no additional fees billed in the fiscal period ended May 31, 2010 by BrookWeiner for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported in the previous paragraph.

Tax Fees. There have been no tax fees billed in the fiscal period ended May 31, 2010 by BrookWeiner for services rendered for tax compliance, tax advice, and tax planning, including the completion of each Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

All Other Fees.  There have been no other fees billed in the fiscal period ended May 31, 2010 by BrookWeiner which were not disclosed above.

The Board pre-approved the engagement of BrookWeiner for the fiscal period ended May 31, 2010 at meetings of the Audit Committee called for such purpose and will pre-approve any future engagements of the Funds’ independent public accountants for each fiscal year thereafter at meetings of the Audit Committee called for such purpose.  The charter of the Audit Committee states that the Audit Committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services

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provided by the Funds’ independent public accountants and to pre-approve, when appropriate, any non-audit services provided by the Funds’ independent public accountants to the Funds’ investment advisors, or any entity controlling, controlled by, or under common control with an investment advisor that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

There were no services as described in the paragraphs above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Fees.  There have been no non-audit fees billed by BrookWeiner for services rendered to the registrant for the fiscal period ended May 31, 2010.  There have been no non-audit fees billed by BrookWeiner for services rendered to the Funds’ investment advisors, or any other entity controlling, controlled by, or under common control with the Funds’ investment advisors for the fiscal period ended May 31, 2010.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Brokerage.  During the fiscal year ended May 31, 2010, no Fund paid any brokerage commissions to any broker that is: (i) an affiliated person of such Fund; (ii) an affiliated person of such person; or (iii) an affiliated person that is also an affiliated person of such Fund, or any principal underwriter or administrator of such Fund.

Administrator.  The Nottingham Company, located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, serves as the administrator and accounting agent of the Funds.

Distributor.  Capital Investment Group, Inc., located at Post Office Box 32249, Raleigh, North Carolina 27622, serves as the principal underwriter and distributor of the Funds.

REPORTS TO SHAREHOLDERS

The Annual Report of the Caritas All-Cap Growth Fund, the FMX Growth Allocation Fund and the FMX Total Return Fund for the fiscal year ended May 31, 2010, including audited financial statements, and the Semi-Annual Report for the FMX Growth Allocation Fund and the FMX Total Return Fund for the period ended November 30, 2009, were mailed to shareholders of record on or about July 30, 2010 and January 29, 2009, respectively.  The Trust will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Trust at 116 South Franklin Street, Rocky Mount, North Carolina 27804 or by calling the Funds toll-free at 1-800-773-3863.

September 3, 2010 By Order of the Board of Trustees Jack E. Brinson Chairman

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Exhibit A
STARBOARD INVESTMENT TRUST

Audit Committee Charter

Composition, Purposes and Powers

1.
The Audit Committee (the “Committee”) of the Starboard Investment Trust (the “Trust”) shall be composed entirely of independent trustees of the Board of Trustees (“Board”) and may be comprised of one or more such independent trustees.

2.	The purposes of the Committee’s audit function are:

•	to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
•	to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof;
•	to act as a liaison between the Trust’s independent auditors and the full Board; and
•	to act as the Trust’s “qualified legal compliance committee (QLCC)” as such term is defined in Section 205.2 adopted under the Securities Act of 1933, as amended.

The function of the Committee with respect to the Trust’s audit is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes in its audit and QLCC capacity, the Committee shall have the following duties and powers:

•
to approve and recommend to the full Board the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors and to receive the auditors’ specific representations as to their independence;

•
to meet with the Trust’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto, and (iv) to review the form opinion the auditors propose to render to the Board and shareholders;

•	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;
•	to review the services performed and the fees charged by the auditors for audit and non-audit services;
•	to investigate improprieties or suspected improprieties and Trust operations;
•	to pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the independent auditors to the Trust;
•
to adopt written procedures for the confidential receipt, retention and consideration of any report made to the Committee in its role as the QLCC regarding evidence of (1) a material violation of an applicable United States federal or state securities law, (2) a material breach of a fiduciary duty arising under United States federal or state law, or (3) a similar material violation of any United States federal or state law by the Trust or by any officer, trustee, employee or agent of the Trust;

•
to investigate any report of evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents, as contemplated by Section 307 of the Sarbanes-Oxley Act of 2002, and to recommend that the Trust take any appropriate remedial action;

•
if the Trust fails in any material respect to take any remedial action that the Committee has recommended as the result of an investigation pursuant to the procedures referenced in (I) above and if deemed appropriate by the Committee, to notify the Securities and Exchange Commission that the Trust failed in a material respect to implement an appropriate response recommended by the Committee; and

•	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

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Other Powers, Responsibilities, and Methods of Operation

1.
The Committee shall have all the powers necessary for the Trust to comply with applicable securities laws and regulations and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign to the Committee.

2.
The Committee shall meet at such times and places as the Committee or Board may, from time to time, determine.  The Committee shall normally meet at least twice yearly (in each case prior to the meeting of the full Board), and is empowered to hold special meetings as circumstances require.  The act of a majority of the members of the Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Committee.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust counsel and to retain experts at the expense of the Trust.

4.	The Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.

5.	The Committee shall review this Charter as needed and recommend any changes to the full Board.

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